SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 14, 2003



                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


                1-11758                                  36-3145972
        (Commission File Number)              (IRS Employer Identification No.)


             1585 Broadway
           New York, New York                              10036
(Address of principal executive offices)                 (Zip Code)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.      Other Events

             Attached and incorporated herein by reference as Exhibit 99.1 is a press release dated October 15, 2003 announcing the resignation of a member of the Board of Directors of Morgan Stanley.



Item 7.      Financial Statements and Exhibits


(c) Exhibits

Exhibit No.  Description

99.1         Press release of the registrant dated October 15, 2003.








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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY


                                    By:  /s/   William J. O'Shaughnessy, Jr.
                                         -------------------------------------
                                         Name:   William J. O'Shaughnessy, Jr.
                                         Title:  Assistant Secretary



Date:  October 15, 2003